Share-Based Compensation	3 Months Ended
Mar. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
Share-Based Compensation
Equity Incentive Plans
We grant deferred share awards to our employees as part of our compensation package. We also grant share options to some of our employees and consultants in addition to deferred share awards. Our deferred share awards typically vest over four years at the rate of 25% per year on the anniversary of the date of grant; however, our deferred share awards granted to our non-executive directors and a portion of the deferred share awards granted to our executive officers, vest over one year in equal monthly tranches. In March 2012, we issued fully vested deferred share awards to employees as discretionary bonuses in lieu of payment of cash bonuses. In addition, in our share incentive plans, shares are issued to a participant when the deferred share award vests in accordance with any vesting schedule specified in the award agreement following receipt of payment of the aggregate nominal (par) value of £0.05 per ordinary share. The deferred share award recipient is responsible for all applicable taxes payable on the award.
All of our share options have an exercise price equal to the market price of our ordinary shares on the date of grant. Our options typically vest over a four-year period at the rate of 25% per year on the anniversary of the date of grant, although during 2010 we awarded a number of share options that vested on the one year anniversary of the date of grant, subject to our completion of our public offering in the U.S. prior to the vesting date. We also periodically award share options or deferred share awards to consultants that vest over a two year period.
All awards under our equity incentive plans are in ordinary shares. The maximum number of shares which may be issued under all plans in the aggregate over the previous three years must not exceed 10% of our ordinary share capital.
Deferred Share Awards
Details of our deferred share awards are as follows:

	Number of Shares	Weighted Average Exercise Price Per Share	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	2,005,445	$0.08
Share awards granted	2,188,568	$0.08	$10.36		$22,676
Forfeited	(71,871)	$0.08
Vested deferred share awards	(401,442)	$0.08			$4,549
Outstanding as of March 31, 2012	3,720,700	$0.08		1.9	$49,610

(1) Share awards granted during the period are made up of 1.2 million shares associated with the annual refresh to employees, 0.9 million shares to management and directors and employee discretionary bonuses.
For deferred share awards, the fair value on the date of grant approximates market value (intrinsic value) as the exercise price equals the nominal (par) value of £0.05 (remeasured into US Dollars on grant date) per ordinary share.
Stock Options
Details of stock option activity are as follows:

	Number of options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	4,682,697	$7.17
Share options granted	878,316	$10.46	$5.80
Forfeited share options	(47,596)	$8.73
Exercised options	(194,910)	$3.69			$1,706
Outstanding as of March 31, 2012	5,318,507	$7.82		8.6	$30,952

During the three months ended March 31, 2012, there were 2,756 share options granted to non-employees of Velti. A total of 42,006 options held by non-employees are included in the table above. The fair value of these options is remeasured at each reporting date utilizing the share price at that time. The Company settles stock option exercises by issuing new shares of stock.
The aggregate estimated grant date fair value for options granted to employees was $5.1 million and $1.6 million during the three months ended March 31, 2012 and 2011, respectively.
The following table summarizes information regarding our outstanding and exercisable options as of March 31, 2012:

	Outstanding			Exercisable
Range of Exercise Prices	Number of Option Shares	Weighted-Average Exercise Price per Share	Remaining Weighted-Average Contractual Term (Years)	Number of Option Shares	Weighted-Average Exercise Price Per Share	Aggregate Intrinsic Value
$2.57 - $4.69	372,254	$2.73	5.55	163,420	$2.72
$4.95	2,091,217	$4.95	8.10	670,412	$4.95
$6.26 - $9.45	980,674	$8.23	9.21	155,856	$9.23
$9.46 - $12.10	1,593,839	$11.23	9.42	195,527	$12.06
$12.59 - $16.91	236,625	$14.76	9.28	15,251	$13.24
$18.47 - $18.47	43,898	$18.47	9.08	—	$—
	5,318,507	$7.83	8.58	1,200,466	$6.47	$8,511

The fair value of our share options were estimated at the date of grant using the Black-Scholes model with the following assumptions:

	Three Months Ended March 31,
	2012	2011
Share Options Valuation Assumptions
Expected volatility	60%	60%
Expected life in years	6.25	6.25
Risk free rate	0.67% - 0.94%	2.5%
Expected dividends	—	—

For share options, as we do not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment behavior, we estimate the expected term of options granted by taking the average of the vesting term and the contractual term of the options, referred to as the simplified method. We estimate the expected term of our share options using a blended volatility factor, which consists of our own share volatility from our trading history and expected future volatility. The risk-free interest rate assumption is based upon observed interest rates appropriate for the expected term of the share option. Expected dividends during the term of the options are based on our dividend policy. To date, no dividends have been declared or paid and none are expected to be declared or paid during the expected term. We estimated the forfeiture rate based on historical and anticipated levels of personnel turnover.
During the three months ended March 31, 2012 and 2011 we recognized total share-based compensation expense under equity incentive plans as follows:

	Three Months Ended March 31,
	2012	2011
	(in thousands)
Datacenter and direct project	$972	$628
General and administrative	3,660	3,244
Sales and marketing	2,392	1,876
Research and development	1,584	814
	$8,608	$6,562

Share-based compensation expense arising from grants to consultants and advisers was $179,000 and $208,000 during the three months ended March 31, 2012 and 2011, respectively.
There was no recognized tax benefit recorded during the three months ended March 31, 2012 and 2011 related to share-based compensation expense. As of March 31, 2012, there was $22.4 million of total unrecognized compensation expense related to deferred share awards awarded under our share incentive plans expected to be recognized over a weighted-average recognition period of 2.0 years. As of March 31, 2012, there was $10.4 million of total unrecognized compensation expense related to share options expected to be recognized over a weighted-average recognition period of 1.7 years.
In March 2011, certain performance based deferred share awards granted to employees in 2009 were approved for vesting. The performance metrics of these awards were set at the time of grant based on then current projections of company performance under IFRS for 2009 and 2010. These metrics did not contemplate our conversion to US GAAP, the impact of acquisitions completed during 2009 and 2010, or the impact on our results of preparing for and completing our US public offering. Due to the judgment required to reconcile actual company performance with the original metrics, it was determined that any vesting would be required to be treated as a modification under the guidance in ASC 718. This required the fair value of the awards to be remeasured on the vesting approval date, with the incremental fair value charged to expense over the remaining vesting period. As a result, we recognized additional compensation expense of approximately $3.3 million during the three months ended March 31, 2011.